Accounts Receivable, Net - Summary Of Movement Of The Expected Credit Loss Provision For Accounts Receivable (Detail) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Balance at beginning of year	¥ (5,424)	¥ (3,713)	¥ (63,173)
Reversal (provision) for expected credit losses	360	(2,054)	5,213
Write-off	682	343	54,247
Balance at end of year	¥ (4,382)	¥ (5,424)	¥ (3,713)